SCHEDULE 14A
                     Information Required in Proxy Statement
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                                   / X /
Filed by a Party other than the Registrant                                /   /
Check the appropriate box:
/ /      Preliminary Proxy Statement
/ /      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
/X/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                        OPPENHEIMER ASSET ALLOCATION FUND
       -----------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                             KATHERINE P. FELD, ESQ.
       -----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/ /      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
         14a-6(i)(2) or Item 22(a)(2) or Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /      Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.
-----------------------------------------------------------------
(1)      Title of each class of securities to which transaction
applies:
-----------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was
determined):
-----------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
(5)      Total fee paid:
-----------------------------------------------------------------
/ /      Fee paid previously with preliminary materials.
/ /      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid:  $125.00
-----------------------------------------------------------------
(2)      Form, Schedule or Registration Statement No.:
         PRELIMINARY 14A PROXY STATEMENT
-----------------------------------------------------------------
(3)      Filing Party:  KATHERINE P. FELD, ESQ.
-----------------------------------------------------------------
(4)      Date Filed:          , 1996

[Bridget Macaskill Letterhead]


                                                              December 1996



Dear Oppenheimer Asset Allocation Fund Shareholder:

         We have scheduled a shareholder meeting in February for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

         Your vote is very important because these decisions can affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

         To vote, simply complete the ballot by marking your choices, sign it, and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- a portion of which is owned by you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

         After consideration, the Board of Trustees, which represents your interests in the day-to-day management of the Fund, recommends approval of the following items:

     o Election of Trustees. There are eleven Trustees up for reelection in February. You will find detailed information on the Trustees in the enclosed proxy statement.

     o Ratification of Auditors. Each year, outside auditors are employed to review the Fund's annual financial statements, as explained in the proxy statement.

     o Approval of Certain Changes to Fundamental Investment Policies. Your approval is requested to change the Fund's investment objective and certain other fundamental investment policies. These proposed changes would further define the Fund's investment parameters to better reflect the way the Fund is currently managed.

     o Approval of Investment Advisory Agreement. The Fund's Investment Advisory Agreement establishes the Manager's responsibility for day-to-day management of the Fund, including managing the Fund's investments, adherence to investment policies and arranging for the purchase and sale of securities. The Agreement also requires the Manager to maintain effective administration and recordkeeping for the Fund.

     o Approval of Distribution and Service Plan for Class B Shares (Class B Shareholders Only). You are asked to approve the Fund's current Class B 12b-1 Distribution and Service Plan. The Fund's current Class B 12b-1 plan was initially approved by the Manager as the sole initial shareholder of the Fund's Class B shares, and is now being submitted to all shareholders for approval. The current Class B 12b-1 plan is the same as that proposed for Class C shares, discussed below.

     o Changes in Distribution and Service Plan for Class C Shares (Class C Shareholders Only). Currently, the Fund's distributor is reimbursed for a portion of its distribution expenses from the service fee and the asset-based sales charge. Your approval is requested to change the way the distributor is paid so that it is compensated for its distribution efforts at the same rate. This is a common type of plan in the mutual fund industry. Any distribution costs in excess of that rate will be the responsibility of the distributor.

         Please read the enclosed proxy statement for complete details on these proposals. Of course if you have any questions, please contact your financial advisor or call us at 1-800-525- 7048.

         As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                     Sincerely,


                                     [Bridget Macaskill signature]


Enclosures


Oppenheimer Asset Allocation                              Proxy for Shareholders Meeting To
Fund - Class A Shares                                     Be Held February 20, 1997

Your shareholder                                          Your prompt response can save your
vote is important!                                        Fund the expense of another mailing.
                                                          Please mark your proxy
                                                          on the  reverse  side,
                                                          date and sign it,  and
                                                          return it  promptly in
                                                          the       accompanying
                                                          envelope,        which
                                                          requires no postage if
                                                          mailed  in the  United
                                                          States.

                                   Please detach at perforation before mailing.

Oppenheimer Asset Allocation                              Proxy For Shareholders Meeting To
Fund - Class A Shares                                     Be Held February 20, 1997

The undersigned shareholder of                            Proxy solicited on behalf of the
Oppenheimer Asset Allocation Fund                         Board of Trustees, which
(the "Fund"), does herenby appoint                        recommends a vote FOR the election
Robert Bishop, George C Bowen,                            of all nominees for Trustee and FOR
Andrew J. Donohue and Scott Farrar,                       each proposal on the reverse side.
and each of them, as attorneys-in                         The shares represented hereby
fact and proxies of the undersigned,                      will be voted as indicated on the
with full power of substitution, to                       reverse side or FOR if no choice
attend the Meeting of Shareholders                        is indicated.
of the Fund to be held February 20,
1997,  at 6803 South Tucson Way,
Englewood, Colorado 80111 at 10:00 A.M.,
Denver time and at all adjournments
thereof,  and to vote the shares  held in
the name of the  undersigned  on the record
date for said meeting for the election of
Trustees and on the proposals  specified
on the reverse side.  Said  attorneys-in-fact
shall vote in accordance with their best
judgment as to any other matter.

                                                                       OVER
                                                                        240

Oppenheimer Asset Allocation                              Proxy for Shareholders Meeting To
Fund - Class A Shares                                     be held February 20, 1997

Your shareholder                                          Your prompt response can save your
vote is important!                                        Fund money.
                                                          Please vote,  sign and
                                                          mail your proxy ballot
                                                          (this   card)  in  the
                                                          enclosed  postage-paid
                                                          envelope   today,   no
                                                          matter how many shares
                                                          you own. A majority of
                                                          the Fund's shares must
                                                          be    represented   in
                                                          person  or  by  proxy.
                                                          Please vote your proxy
                                                          so your Fund can avoid
                                                          the expense of another
                                                          mailing.



               Please detach at perforation before mailing.

1.   Election of         A) R. Galli               G) E. Regan                  1.// For all nominees
     of Trustees         B) L. Levy                H) R. Reynolds               listed except as marked
                         C) B. Lipstein            I) D. Spiro                  to the contrary at left.
                         D) B. Macaskill           J) P. Trigere                Instruction: To withhold
                         E) E. Moynihan            K) C. Yeutter                authority to vote for any
                         F) K. Randall                                          individual nominees, line
                                                                                out that nominee's name
                                                                                at left.
                                                                                // Withhold authority to
                                                                                vote for all nominees
                                                                                listed at left.

2. Ratification of selection             2./ /For  / /Against  / /Abstain
   of KPMG Peat Marwick LLP as
   independent auditors
   (Proposal No. 1)

3. Approval of changes to the            2./ /For  / /Against  / /Abstain
   Fund's fundamental investment
   policies (Proposal No. 2)

    o Investment Objective
    o Diversification
    o Commodities
    o Other Investment Companies

4. Approval of the Investment            2./ /For  / /Against  / /Abstain
   Advisory Agreement
   (Proposal No. 3)


NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                         Dated:                         , 1997
                         -------------------------------------
                                  (Month)        (Day)

                         Signature(s)
                         -------------------------------------
                         Signature(s)
                         -------------------------------------
                         Please read both sides of this ballot   240


proxy\240bal.a

Oppenheimer Asset Allocation                              Proxy for Shareholders Meeting To
Fund - Class B Shares                                     Be Held February 20, 1997

Your shareholder                                          Your prompt response can save your
vote is important!                                        Fund the expense of another mailing.
                                                          Please mark your proxy
                                                          on the  reverse  side,
                                                          date and sign it,  and
                                                          return it  promptly in
                                                          the       accompanying
                                                          envelope,        which
                                                          requires no postage if
                                                          mailed  in the  United
                                                          States.

                                   Please detach at perforation before mailing.

Oppenheimer Asset Allocation                              Proxy For Shareholders Meeting To
Fund - Class B Shares                                     Be Held February 20, 1997

The undersigned shareholder of                            Proxy solicited on behalf of the
Oppenheimer Asset Allocation Fund                         Board of Trustees, which
(the "Fund"), does herenby appoint                        recommends a vote FOR the election
Robert Bishop, George C Bowen,                            of all nominees for Trustee and FOR
Andrew J. Donohue and Scott Farrar,                       each proposal on the reverse side.
and each of them, as attorneys-in                         The shares represented hereby
fact and proxies of the undersigned,                      will be voted as indicated on the
with full power of substitution, to                       reverse side or FOR if no choice
attend the Meeting of Shareholders                        is indicated.
of the Fund to be held February 20, 1997,
at 6803 South Tucson Way,  Englewood,
Colorado 80111 at 10:00 A.M., Denver time
and at all adjournments  thereof,  and
to vote the shares  held in the name of the
undersigned  on the record date for
said meeting for the election of Trustees
and on the proposals  specified on the
reverse side.  Said  attorneys-in-fact
shall vote in accordance with their best
judgment as to any other matter.

                                                                       OVER
                                                                        241

Oppenheimer Asset Allocation                              Proxy for Shareholders Meeting To
Fund - Class B Shares                                     be held February 20, 1997

Your shareholder                                          Your prompt response can save your
vote is important!                                        Fund money.
                                                          Please vote,  sign and
                                                          mail your proxy ballot
                                                          (this   card)  in  the
                                                          enclosed  postage-paid
                                                          envelope   today,   no
                                                          matter how many shares
                                                          you own. A majority of
                                                          the Fund's shares must
                                                          be    represented   in
                                                          person  or  by  proxy.
                                                          Please vote your proxy
                                                          so your Fund can avoid
                                                          the expense of another
                                                          mailing.


               Please detach at perforation before mailing.

1.   Election of         A) R. Galli               G) E. Regan                  1.// For all nominees
     of Trustees         B) L. Levi                H) R. Reynolds               listed except as marked
                         C) B. Lipstein            I) D. Spiro                  to the contrary at left.
                         D) B. Macaskill           J) P. Trigere                Instruction: To withhold
                         E) E. Moynihan            K) C. Yeutter                authority to vote for any
                         F) K. Randall                                          individual nominees, line
                                                                                out that nominee's name
                                                                                at left.
                                                                                // Withhold authority to
                                                                                vote for all nominees
                                                                                listed at left.

2. Ratification of selection               2./ /For  / /Against  / /Abstain
   of KPMG Peat Marwick LLP as
   independent auditors
   (Proposal No. 1)

3. Approval of certain changes             2./ /For  / /Against  / /Abstain
   to the Fund's fundamental
     investment policies
     (Proposal No. 2)

     Investment Objective
      o Diversification
      o Commodities
      o Other Investment Companies

4. Approval of the Investment              2./ /For  / /Against  / /Abstain
   Advisory Agreement
   (Proposal No. 3)

5.   Approval of the Fund's Class          2./ /For  / /Against  / /Abstain
     B 12b-1 Distribution amd
     Service Plan (Proposal No. 4)

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.


                         Dated:                         , 1997
                         -------------------------------------
                                  (Month)        (Day)

                         Signature(s)
                         -------------------------------------
                         Signature(s)
                         -------------------------------------
                         Please read both sides of this ballot   241


proxy\240bal.b

Oppenheimer Asset Allocation                              Proxy for Shareholders Meeting To
Fund - Class C Shares                                     Be Held February 20, 1997

Your shareholder                                          Your prompt response can save your
vote is important!                                        Fund the expense of another mailing.
                                                          Please mark your proxy
                                                          on the  reverse  side,
                                                          date and sign it,  and
                                                          return it  promptly in
                                                          the       accompanying
                                                          envelope,        which
                                                          requires no postage if
                                                          mailed  in the  United
                                                          States.


                                   Please detach at perforation before mailing.

Oppenheimer Asset Allocation                              Proxy For Shareholders Meeting To
Fund - Class C Shares                                     Be Held February 20, 1997

The undersigned shareholder of                            Proxy solicited on behalf of the
Oppenheimer Asset Allocation Fund                         Board of Trustees, which
(the "Fund"), does herenby appoint                        recommends a vote FOR the election
Robert Bishop, George C Bowen,                            of all nominees for Trustee and FOR
Andrew J. Donohue and Scott Farrar,                       each proposal on the reverse side.
and each of them, as attorneys-in                         The shares represented hereby
fact and proxies of the undersigned,                      will be voted as indicated on the
with full power of substitution, to                       reverse side or FOR if no choice
attend the Meeting of Shareholders                        is indicated.
of the Fund to be held February 20, 1997,
at 6803 South Tucson Way,  Englewood,
Colorado 80111 at 10:00 A.M., Denver time
and at all adjournments  thereof,  and
to vote the shares  held in the name of
the  undersigned  on the record date for
said meeting for the election of Trustees
and on the proposals  specified on the
reverse side.  Said  attorneys-in-fact
shall vote in accordance with their best
judgment as to any other matter.

                                                                       OVER
                                                                        242

Oppenheimer Asset Allocation                              Proxy for Shareholders Meeting To
Fund - Class C Shares                                     be held February 20, 1997

Your shareholder                                          Your prompt response can save your
vote is important!                                        Fund money.
                                                          Please vote,  sign and
                                                          mail your proxy ballot
                                                          (this   card)  in  the
                                                          enclosed  postage-paid
                                                          envelope   today,   no
                                                          matter how many shares
                                                          you own. A majority of
                                                          the Fund's shares must
                                                          be    represented   in
                                                          person  or  by  proxy.
                                                          Please vote your proxy
                                                          so your Fund can avoid
                                                          the expense of another
                                                          mailing.


               Please detach at perforation before mailing.

1.   Election of         A) R. Galli               G) E. Regan                  1.// For all nominees
     of Trustees         B) L. Levy                H) R. Reynolds               listed except as marked
                         C) B. Lipstein            I) D. Spiro                  to the contrary at left.
                         D) B. Macaskill           J) P. Trigere                Instruction: To withhold
                         E) E. Moynihan            K) C. Yeutter                authority to vote for any
                         F) K. Randall                                          individual nominees, line
                                                                                out that nominee's name
                                                                                at left.
                                                                                // Withhold authority to
                                                                                vote for all nominees
                                                                                listed at left.

2. Ratification of selection               2./ /For  / /Against  / /Abstain
   of KPMG Peat Marwick LLP as
   independent auditors
   (Proposal No. 1)

3. Approval of changes to the              2./ /For  / /Against  / /Abstain
   Fund's fundamental investment
     policies (Proposal No. 2)

      o Investment Objective
      o Diversification
      o Commodities
      o Other Investment Companies

4. Approval of the Investment              2./ /For  / /Against  / /Abstain
   Advisory Agreement
   (Proposal No. 3)

5.   Approval of the Fund's Class          2./ /For  / /Against  / /Abstain
     C 12b-1 Distribution and
     Service Plan (Proposal No. 5)

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.


                         Dated:                         , 1997
                         -------------------------------------
                                  (Month)        (Day)

                         Signature(s)
                         -------------------------------------
                         Signature(s)
                         -------------------------------------
                         Please read both sides of this ballot   242


proxy\240bal.c

                        OPPENHEIMER ASSET ALLOCATION FUND

              Two World Trade Center, New York, New York 10048-0203

                  Notice Of Meeting Of Shareholders To Be Held

                                February 20, 1997

To The  Shareholders of Oppenheimer Asset Allocation Fund:

Notice is hereby given that a Meeting of the Shareholders of Oppenheimer Asset Allocation Fund (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado, 80111, at 10:00 A.M., Denver time, on February 20, 1997, or any adjournments thereof, for the following purposes:

To be voted on by holders of:

Class A       Class B      Class C
Shares        Shares       Shares
   X             X            X         (a) To  elect  eleven  Trustees  to
                                         hold office  until the next  meeting of
                                         shareholders  called for the purpose of
                                         electing   Trustees   and  until  their
                                         successors   are   elected   and  shall
                                         qualify;

   X             X            X          (b) To ratify the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the
                                         Fund for the fiscal year beginning October 1, 1996 (Proposal
                                         No. 1);

   X             X            X          (c) To approve changes to certain of the Fund's fundamental investment policies (Proposal No. 2);

   X             X            X          (d) To approve an Investment Advisory Agreement between the
                                         Fund and OppenheimerFunds, Inc. (the "Manager") (Proposal
                                         No. 3);

                 X                       (e) To approve the Fund's Class B 12b-1
                                         Distribution  and  Service  Plan  (only
                                         shareholders  of Class B shares vote on
                                         this proposal) (Proposal No. 4);

                              X          (f) To approve the Fund's Class C 12b-1
                                         Distribution  and  Service  Plan  (only
                                         shareholders  of Class C shares vote on
                                         this proposal) (Proposal No. 5); and

   X             X            X          (g) To transact such other business
                                         as  may   properly   come   before  the
                                         meeting, or any adjournments thereof.

Shareholders of record at the close of business on December 6, 1996, are entitled to vote at the meeting. The election of Trustees and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Andrew J. Donohue, Secretary
December 31, 1996
----------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                        OPPENHEIMER ASSET ALLOCATION FUND
              Two World Trade Center, New York, New York 10048-0203

                                 PROXY STATEMENT

                             Meeting of Shareholders
                          To Be Held February 20, 1997

This statement is furnished to the shareholders of Oppenheimer Asset Allocation Fund (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a meeting (the "Meeting") of shareholders to be held at 6803 South Tucson Way, Englewood, Colorado, 80111, at 10:00 A.M., Denver time, on February 20, 1997, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about December 31, 1996. For a free copy of the Fund's annual report for its most recent fiscal year ended September 30, 1996, call OppenheimerFunds Services, the Fund's transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted ("broker non-votes"). Abstentions and broker non-votes will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the proposal.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of each Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York, 10048-0203;
(2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing and distributing these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of December 6, 1996, the record date, there were 20,891,178.196 shares of the Fund issued and outstanding, consisting of 18,665,377.085 Class A shares, 529,586.769 Class B shares and 1,696,214.342 Class C shares. Each Class A, Class B and Class C share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of November 29, 1996, the only entity owning of record or known by management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of any class of the Fund's shares was Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake
Drive, Jacksonville, FL 33246, which owned of record 87,561 Class C shares (5.18% of that class).

                              ELECTION OF TRUSTEES

At the Meeting, eleven Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. As a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a shareholder meeting is called for the purpose of voting for Trustees and until their successors are elected and shall qualify.

Each of the nominees is presently a Trustee and has agreed to be nominated and, if elected, to continue to serve as a Trustee of the Fund. A twelfth Trustee, Professor Sidney M. Robbins, has indicated that he will resign as a Trustee as of December 31, 1996, at which time the size of the Fund's Board shall be changed to eleven Trustees. Each of the Trustees is also a Trustee or Director of Oppenheimer Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Growth Fund, Oppenheimer Capital Appreciation Fund (formerly named "Oppenheimer Target Fund"), Oppenheimer Municipal Bond Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Asset Allocation Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Money Market Fund, Inc., Oppenheimer U.S. Government Trust, Oppenheimer New York Municipal Fund, Oppenheimer International Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer World Bond Fund (formerly named "Oppenheimer Multi-Government Trust"), Oppenheimer Developing Markets Fund and Oppenheimer Multi-Sector Income Trust (together with the Fund, the "New York-based Oppenheimer funds") except that Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. Ms. Macaskill is President, Mr. Levy is Chairman and Mr. Spiro is Vice Chairman of the Fund and each of the other New York-based Oppenheimer funds.

Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager") or its affiliates, or other positions described. The year given below indicates when the nominee first became a Trustee or Director of any of the New York-based Oppenheimer funds without a break in service. The beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated below. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position. As of November 29, 1996, the Trustees and officers of the Fund as a group owned 13,375.409 Class A shares of the Fund in the aggregate, which is less than 1% of the outstanding shares of that class. None of the Trustees or officers owned any Class B or Class C shares of the Fund.

Name And                         Business Experience                                         Owned as of
Other Information                During the Past Five Years                                  November 29, 1996
-----------------                --------------------------                                  -----------------
Leon Levy                        General Partner of Odyssey Partners, L.P.                   None
   first became a                (investment partnership); Chairman of
   Trustee in 1959               Avatar Holdings, Inc. (real estate
   Age: 71                       development).

Robert G. Galli*                 Vice Chairman of the Manager; formerly                      None
   first became a                he held the following positions:  Vice
   Trustee in 1993               President and Counsel of Oppenheimer
   Age: 63                       Acquisition Corp. ("OAC"), the Manager's
                                 parent   holding   company;    Executive   Vice
                                 President and General Counsel and a director of
                                 the Manager and  OppenheimerFunds  Distributor,
                                 Inc. (the  "Distributor"),Vice  President and a
                                 director  of   HarbourView   Asset   Management
                                 Corporation   ("HarbourView")   and  Centennial
                                 Asset  Management  Corporation  ("Centennial"),
                                 investment adviser subsidiaries of the Manager,
                                 a director of Shareholder  Financial  Services,
                                 Inc.  ("SFSI") and Shareholder  Services,  Inc.
                                 ("SSI"),  transfer  agent  subsidiaries  of the
                                 Manager,  and an officer  of other  Oppenheimer
                                 funds.

Benjamin Lipstein                Professor Emeritus of Marketing, Stern                      None
   first became a                Graduate School of Business Administration,
   Trustee in 1974               New York University; a director of Sussex
   Age: 73                       Publishers, Inc. (publishers of Psychology
                                 Today and Mother Earth News) and Spy
                                 Magazine, L.P.

Bridget A. Macaskill*            President and CEO and a director of the                     None
   first became a                Manager; Chairman and a director of  SSI
   Trustee in 1995               and SFSI; President and a director of OAC,
   Age: 48                       HarbourView and Oppenheimer Partnership
                                 Holdings, Inc., a holding company subsidiary of
                                 the  Manager;  a director of  Oppenheimer  Real
                                 Asset Management, Inc.; formerly Executive Vice
                                 President of the Manager.

Elizabeth B. Moynihan            Author and architectural historian; a                       None
   first became a                trustee of the Freer Gallery of Art
   Trustee in 1992               (Smithsonian Institution), the Institute
   Age: 67                       of Fine Arts (New York University), and
                                 National Building Museum; a member
                                 of the Trustees Council, Preservation
                                 League of New York State; a member of
                                 the Indo-U.S. Sub-Commission on
                                 Education and Culture.

Kenneth A. Randall               A director of Dominion Resources, Inc.                      291.711
   first became a                (electric utility holding company),
   Trustee in 1980               Dominion Energy, Inc. (electric power and
   Age: 69                       and oil & gas producer), Enron-Dominion
                                 Cogen  Corp.  (cogeneration  company),   Kemper
                                 Corporation  (insurance and financial  services
                                 company) and Fidelity Life Association  (mutual
                                 life insurance company); formerly President and
                                 Chief  Executive   Officer  of  The  Conference
                                 Board,   Inc.   (international   economic   and
                                 business  research),  a director of  Lumbermans
                                 Mutual  Casualty  Company,  American  Motorists
                                 Insurance  Company  and  American  Manufactures
                                 Insurance Company.

Edward V. Regan                  Chairman of Municipal Assistance                            196.699
   first became a                Corporation for the City of New York;
   Trustee in 1993               Senior Fellow of Jerome Levy Economics
   Age: 66                       Institute, Bard College; a member of the U.S.
                                 Competitiveness Policy Council; a director
                                 of GranCare, Inc. (health care provider);
                                 formerly New York State Comptroller and
                                 trustee, New York State and Local
                                 Retirement Fund.

Russell S. Reynolds, Jr.         Founder and Chairman of Russell Reynolds                    None
   first became a                Associates, Inc. (executive recruiting);
   Trustee in 1989               Chairman of Directorship, Inc. (corporate
   Age: 65                       governance consulting); a director of
                                 Professional   Staff  Limited  (U.K.);   and  a
                                 trustee of Mystic Seaport Museum, International
                                 House and Greenwich Historical Society.

Sidney M. Robbins**              Chase Manhattan Professor Emeritus of                        2,406.933(1)
   first became a                Financial Institutions, Graduate School of
   Trustee in 1963               Business, Columbia University; Visiting
   Age: 84                       Professor of Finance, University of Hawaii;
                                 Emeritus  Founding  Director of The Korea Fund,
                                 Inc.(a closed-end  investment company);  member
                                 of the Board of  Advisors  of  Olympus  Private
                                 Placement Fund, L.P.; and Professor Emeritus of
                                 Finance, Adelphi University.

Donald W. Spiro*                 Chairman Emeritus and a director of the                      None
   first became a                Manager; formerly Chairman of the Manager
   Trustee in 1985               and the Distributor.
   Age: 71

Pauline Trigere                  Chairman and Chief Executive Officer of                     None
   first became a                Trigere, Inc. (design and sale of women's
   Trustee in 1977               fashions).
   Age: 84

Clayton K. Yeutter               Of Counsel to Hogan & Hartson (a law firm);                 None
   first became a                a director of B.A.T. Industries, Ltd. (tobacco
   Trustee in 1993               and financial services), Caterpillar, Inc.
   Age: 66                       (machinery), ConAgra, Inc. (food and
                                 agricultural products), Farmers Insurance
                                 Company (insurance), FMC Corp.
                                 (chemicals and machinery), IMC Global, Inc.
                                 (chemicals and animal feed) and Texas
                                 Instruments, Inc. (electronics); formerly
                                 Counsellor to the President (Bush) for
                                 Domestic Policy, Chairman of the Republican
                                 National Committee, Secretary  of the U.S.
                                 Department of Agriculture, and U.S. Trade
                                 Representative.

-------------------------
*A nominee who is an  "interested  person" of the Fund and the Manager under the
Investment Company Act.
** A Trustee until 12/31/96; Professor Robbins is not a nominee for election.
(1)These shares are held by Professor Robbins' spouse.  Professor Robbins disclaims ownerships of such shares.

Vote Required. The affirmative vote of a majority of the votes cast by shareholders of the Fund without regard to class is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Manager, which is responsible for its day-to-day operations. Six regular meetings of the Trustees were held during the fiscal period ended September 30, 1996. The Fund has changed its fiscal year from December 31 to September 30. Each of the Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served. The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Lipstein, Regan and Robbins (advisory member), none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Manager or the Fund. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Committee met three times during the fiscal period ended September 30, 1996. The Board of Trustees does not have a standing nominating or compensation committee.

Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund, during its fiscal period ended September 30, 1996, and from all of the New York-based Oppenheimer funds (including the Fund) for which they served as Trustee or Director. Compensation is paid for services in the positions below their names:

                                                                                        Total Compensation
                                      Aggregate             Retirement Benefits         From All
Name and                              Compensation          Accrued as Part of          New York-based
Position                              from Fund1            Fund Expenses1              Oppenheimer funds2
Leon Levy                             $6,643                      $9,517                     $141,000
  Chairman and Trustee

Benjamin Lipstein                     $4,061                      $5,818                     $86,200
  Study  Committee
  Chairman(3)and Trustee

Elizabeth B. Moynihan                 $4,061                      $5,818                     $86,200
  Study  Committee
  Member and Trustee

Kenneth A. Randall                    $3,693                      $5,291                     $78,400
  Audit   Committee
  Member and Trustee

Edward V. Regan                       $3,241                      $4,644                     $68,800
  Proxy Committee
  Chairman(3), Audit
  Committee Member
  and Trustee

Russell S. Reynolds Jr.               $2,454                      $3,516                     $52,100
  Proxy Committee
  Member(3)and Trustee

Sidney M. Robbins                     $5,752                      $8,241                     $122,100
  Study Committee and
  Audit Committee Advisory
  Member(3) and Trustee

Pauline Trigere                       $2,454                      $3,516                     $52,100
  Trustee

Clayton K. Yeutter                    $2,454                      $3,516                     $52,100
  Proxy Committee
  Member(3)and
  Trustee

----------------------
(1)For the Fund's fiscal year ended September 30, 1996.
(2)For the 1995 calendar year (prior to the inception of the Proxy Committee), during which the New York-based Oppenheimer funds, listed in the first paragraph of this section, included Oppenheimer Mortgage Income Fund and Oppenheimer Time Fund (which ceased operation following the acquisition of their assets by certain other Oppenheimer funds) but excluded Oppenheimer International Growth Fund and Oppenheimer Developing Markets Fund, which had not yet commenced operations.
(3)Committee  position held during a portion of the period shown. The
Study, Audit and Proxy Committees meet for all the New York-based funds and all fees are allocated among the funds by the Board.

The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an indefinite term. Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years.

Richard H. Rubinstein, Vice President and Portfolio Manager; Age: 48
Senior Vice President of the Manager; an officer of other Oppenheimer funds; formerly Vice President and Portfolio Manager/Security Analyst for Oppenheimer Capital Corp., an investment adviser.

Andrew J. Donohue,  Secretary; Age: 46
Executive Vice President and General Counsel of the Manager and the Distributor; President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc.; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, General Counsel and Director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, Partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age: 60
3410 South Galena Street, Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer and Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age: 48
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 38
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller of the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott T. Farrar, Assistant Treasurer; Age: 31
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                (Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, at a meeting held April 11, 1996, selected KPMG Peat Marwick LLP ("Peat Marwick") as auditors of the Fund for the fiscal period beginning October 1, 1996. Peat Marwick also serves as auditors for certain other funds for which the Manager acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Peat Marwick as auditors. Representatives of Peat Marwick are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of Peat Marwick as auditors of the Fund.

                      APPROVAL OF CHANGES TO CERTAIN OF THE
                     FUND'S FUNDAMENTAL INVESTMENT POLICIES
                                (Proposal No. 2)

The Manager proposes that certain of the Fund's fundamental investment policies be changed, as described below, to more accurately reflect the Fund's investment style. An investment policy that has been designated as "fundamental" is one that cannot be changed without the requisite shareholder approval described below under "Vote Required." A vote in favor of this Proposal shall be a vote in favor of all proposed investment policy changes described in this Proposal. If approved, the effective date of this Proposal may be delayed until the Fund's Prospectus or Statement of Additional Information is updated to reflect these changes.

Regardless of whether shareholders approve this Proposal No. 2, the Fund intends to change its name on or shortly after the date of this shareholders meeting to "Oppenheimer Multiple Strategies Fund." The new name will be reflected in an updated Prospectus and Statement of Additional Information for the Fund. If shareholders do not approve this Proposal, none of the investment policy changes described in this Proposal will be implemented at this time. The Fund's Board of Trustees, including a majority of its independent Trustees, at a meeting held December 12, 1996, determined that the proposed investment policies more accurately reflect the Fund's investment style, and recommends approval.

Investment Objective. As a matter of fundamental policy, the Fund seeks "high total investment return" as its investment objective. The Fund proposes to change its investment objective to "high total investment return consistent with preservation of principal," as more accurately reflecting the Fund's investment style. This new investment objective would be a fundamental policy.

The Fund employs a "multiple-style" approach to investing which is intended to lower risk through diversification. The Fund's equity assets are allocated among growth, value, contrarian, international and dividend-paying stocks, while fixed-income securities are allocated among U.S. government, U.S. lower-grade corporate and foreign fixed-income securities.

If  shareholders  approve this Proposal No. 2, it is  anticipated  that the
Fund will adopt two non-fundamental investment policies. Changes in non-fundamental investment policies require approval of the Fund's Board of Trustees. The first non-fundamental policy is that the Fund will invest at least 25% of its total assets in fixed-income senior securities. Fixed-income securities include bonds and notes. As disclosed in the Fund's current Prospectus, risks of fixed-income securities include credit risk and interest rate risk. Credit risk includes the risk that the issuer will be unable to timely make interest and/or principle payments on the security. Interest rate risk is the change in value of a debt security due to changes in prevailing interest rates. When interest rates rise, the values of outstanding debt securities generally decline. The second non-fundamental policy is that the Fund will invest at least 25% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into common stocks. As disclosed in the Fund's current Prospectus, risks of equity securities include the risk of stock market volatility that can affect a particular stock's price, as a result of, for example, poor earnings report by an issuer or loss of a major customer. These policies are consistent with the Fund's current investment style.

Diversification.   Under  the  Investment  Company  Act,  a  "diversified"
management investment company such as the Fund is defined as one wherein, with respect to at least 75% of its total assets, (i) no more than 5% of the Fund's total assets are invested in securities of a single issuer (other than the U.S. Government or its agencies or instrumentalities) and (ii) the Fund owns no more than 10% of that issuer's voting securities. Under the Fund's current diversification policy, which is a fundamental policy, the Fund is diversified, that is, applies the policies described in clauses (i) and (ii) above, with respect to 100% of its total assets. This is a more restrictive approach than is required under the Investment Company Act. If shareholders approve this Proposal No. 2, the Fund would change its diversification from 100% to 75% of its total assets, as permitted by the Investment Company Act. The Fund's revised diversification policy, which would be a fundamental policy, would provide that:

         "The Fund cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities."

Approval of this Proposal will enable the Fund to freely invest up to 25% of its total assets. As a result, the Fund's portfolio could be less diversified from time to time, and thus subject, to a greater extent, to changes in value of any one such portfolio holding. Under either 100% or 75% diversification, each foreign government is considered to be an issuer for diversification purposes. Under the Fund's current 100% diversification policy, the Fund is limited to investing no more than 5% of its total assets in securities of any one foreign government, including securities issued by that foreign government's agencies or instrumentalities. The Fund wishes to be able to take greater advantage of investment opportunities that exist from time to time in foreign government securities, and to permit investment flexibility to a greater degree.

Commodities. The Fund currently has a fundamental investment policy that provides that, "The Fund cannot invest in commodities or commodity contracts; however, the Fund may buy and sell hedging instruments permitted by any of its other fundamental policies." This policy prohibits the Fund from trading in physical commodities, and the Fund does not seek permission to trade physical commodities. However, this investment policy could be read to prohibit the Fund from buying or selling options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities, including "commodity-linked" notes.

The Manager proposes that this fundamental investment policy be deleted and replaced with a new fundamental policy. Although the Fund's current Prospectus contains disclosure regarding options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities, including "commodity-linked" notes, replacing this fundamental investment policy as described below will resolve any ambiguity as to whether the Fund may invest in those instruments. The new fundamental policy would read as follows:

"The Fund cannot invest in physical commodities or commodity contracts;
however, the Fund may: (i) buy and sell hedging instruments permitted by any of its other investment policies, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities."

Investments in Other Investment Companies. The Fund currently has a fundamental investment policy that it will not invest in other open-end investment companies, or invest more than 5% of its net assets at the time of purchase in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions.

The Manager proposes that this fundamental policy be deleted. The Fund would remain subject to the provisions of the Investment Company Act of 1940, as it may be amended from time to time. Section 12(d)(1) of the 1940 Act effectively prohibits the Fund from acquiring the securities of another investment company if, after the acquisition, the Fund would own: (i) more than 3% of the outstanding voting stock of the acquired investment company, (ii) securities issued by the acquired investment company having a value in excess of 5% of the Fund's total assets, and (iii) securities issued by the acquired investment company and all other investment companies having a value in excess of 10% of the Fund's total assets.

In addition, if this Proposal is approved, the Fund would adopt a fundamental policy, as follows:

         "The Fund may invest all of its assets in the securities of a single open-end management investment company for which the Manager or one of its subsidiaries or a successor is advisor or sub-advisor, notwithstanding any other fundamental investment policy or limitation; such other investment company must have substantially the same fundamental investment objective, policies and limitations as the Fund."

Under this new fundamental policy, the Fund would permitted, but not required, to adopt a "master-feeder" structure in which the Fund and other "feeder" funds would invest all of their assets in a single pooled "master fund" in an effort to take advantage of potential efficiencies. The Fund has no present intention of adopting a "master-feeder" structure, and would be required to obtain approval from the Fund's Board of Trustees and update its Prospectus and Statement of Additional Information prior to its doing so.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of the Fund is required for approval of this Proposal; the classes do not vote separately. The requirement for such "majority" is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50%of the outstanding voting securities. The Board of Trustees recommends a vote in favor of approving this Proposal.

               APPROVAL OF PROPOSED INVESTMENT ADVISORY AGREEMENT
                                (Proposal No. 3)

The Fund has an Investment Advisory Agreement dated June 27, 1994 with the Manager (the "Agreement") which was most recently approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or of the Manager, on December 12, 1996. The Agreement was approved by shareholders of the Fund at a meeting held on June 20, 1994. A copy of the Agreement is included in this Proxy Statement as Exhibit A. Prior to January 5, 1996, the Manager was known as Oppenheimer Management Corporation. If approved by the shareholders at this meeting, the Agreement will continue in effect until December 31, 1997, and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act.

Under the Agreement, the Manager supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The management fee payable monthly under the Agreement to the Manager is computed on the average net assets of the Fund as of the close of business each day at the following annual rates: 0.75% of the first $200 million of aggregate net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; and 0.60% of aggregate net assets in excess of $800 million. During the fiscal period ended September 30, 1996, the Fund paid the Manager a fee of $1,544,001 under the Agreement. The Manager also acts as investment adviser to other funds that have similar or comparable investment objectives. A list of those funds and the net assets and advisory fee rates paid by those funds is contained in Exhibit B to this Proxy Statement.

The Agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Manager under the Agreement or by the Distributor of the Fund's shares are paid by the Fund. The Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

The Agreement contains no expense limitation. However, independently of the Agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage fees and any extraordinary non-recurring expenses, such as litigation) shall not exceed the most stringent applicable state regulatory limitation. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under this expense limitation. The Manager has reserved the right to change or eliminate this expense limitation at any time. Due to changes in federal securities laws, such state regulatory limitations no longer apply, and the Manager anticipates that it will withdraw its undertaking with the Fund's next updated Prospectus and Statement of Additional Information. During the Fund's most recent fiscal period ended September 30, 1996 (the Fund has changed its fiscal year from December 31 to September 30), the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Agreement, the Manager is not liable for any loss sustained by reason of any investment, or the purchase, sale or retention of any security, or for any act or omission in performing the services required by the Agreement. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

Brokerage Provisions of the Agreement. One of the duties of the Manager under the Agreement is to arrange the portfolio transactions for the Fund. The Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

Under the Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description  of  Brokerage  Practices.  Subject  to the  provisions  of the
Agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory; (ii) the trade was executed by the broker on an agency basis at the stated commission; and (iii) the trade is not a riskless principal transaction.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Agreement or the Distribution and Service Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor (the "Distributor") of the Fund's shares. OppenheimerFunds Services, a division of the Manager, serves as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis, for which it was paid $263,045 by the Fund during its fiscal period ended September 30, 1996.

The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $60 billion as of November 30, 1996, and with more than 3 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At September 29, 1996, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 526,105 shares of Class B voting stock, and (iii) 1,328,053 shares of Class C non-voting stock. This collectively represented 82.2% of the outstanding common stock and 92.3% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 598,704 shares of the Class B voting stock, representing 12.3% of the outstanding common stock and 6.0% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 627,362 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund, and Ms. Macaskill and Messrs. Galli and Spiro, who serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period October 1, 1995 to September 29, 1996, the only transactions by persons who serve as Trustees of the Fund were by Ms. Macaskill, who surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class C OAC options, for cash payments aggregating $1,421,800 and Mr. Galli, who sold 10,000 shares of Class C OAC common stock to MassMutual for an aggregate of $787,900.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus; Robert G. Galli and James C. Swain, Vice Chairmen; Robert C. Doll, O. Leonard Darling, Paula Gabriele, Barbara Hennigar, James Ruff, Loretta McCarthy, Tilghman G. Pitts III and Nancy Sperte, Executive Vice Presidents; Andrew J. Donohue, Executive Vice President and General Counsel; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert A. Densen, Ronald H. Fielding, Robert E. Patterson, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the four offices of the
Manager: Two World Trade Center, New York, NY 10048; 3410 South Galena Street, Denver, CO 80231; 350 Linden Oaks, Rochester, NY 14625 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

Considerations by the Board of Trustees. In connection with the approval of the Agreement, the Manager provided extensive information to the Independent
Trustees. The Independent Trustees were provided with data as to the qualifications of the Manager's personnel, the quality and extent of the services rendered and its commitment to its mutual fund advisory business. The Independent Trustees also considered data presented by the Manager showing the extent to which it had expanded its investment personnel and other services dedicated to the equity area of its mutual fund advisory activities. Information prepared specifically for the purpose of assisting the Independent Trustees in their evaluation of the Agreement included an analysis of the performance and expenses of the Fund as compared to other similar funds.

Analysis of Nature, Quality and Extent of Services. In determining whether to approve the Agreement and to recommend its approval by the Fund's shareholders, the Independent Trustees particularly considered: (1) the effect of the investment management fee on the expense ratio of the Fund; (2) the investment record of the Manager in managing the Fund, and the investment record of other investment companies for which it acts as investment adviser; and (3) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Manager but believed to be in the same overall investment and size category as the Fund. The Independent Trustees also considered the following factors, among others: (1) the necessity of the Manager maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; (2) the Manager's overall profitability; (3) pro-forma profitability data giving effect to the investment management fee but before marketing and promotional expenses anticipated to be paid by the Manager and its affiliates; (4) possible economies of scale; (5) other benefits to the Manager from serving as investment manager to the Fund, as well as benefits to its affiliates acting as principal underwriter and its division acting as transfer agent to the Fund; (6) current and developing conditions in the financial services industry, including the entry into the industry of larger and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and (7) the financial resources of the Manager and the desirability of appropriate incentives to assure that the Manager will continue to furnish high quality services to the Fund.

Analysis of Profitability of the Manager. The Independent Trustees were advised that the Manager does not maintain its financial records on a fund-by-fund basis. However, the Manager does provide the Independent Trustee on an annual basis with its allocation of expenses on a fund-by-fund basis. The Independent Trustees considered information provided by the Manager regarding its profitability and also considered comparative information relating to the profitability of other mutual fund investment managers. The Independent Trustees also noted the substantial marketing and promotional activities in which the Manager and its affiliates engage and propose to engage on behalf of the Fund.

Determination by the Independent Trustees and the Board of Trustees. After completion of its review, the Independent Trustees recommended that the Board of Trustees approve, and the Board unanimously approved, the Agreement.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of the Fund is required for approval of the Agreement; the classes do not vote separately. The requirements for such "majority" are described in Proposal No. 2. The Board of Trustees recommends a vote in favor of approving the Investment Advisory Agreement.

                APPROVAL OF THE FUND'S CLASS B 12b-1 DISTRIBUTION
                         AND SERVICE PLAN AND AGREEMENT
                                (Proposal No. 4)

NOTE: This Proposal applies to Class B Shareholders only.

Class B shares were first offered to the public on August 29, 1995. At that time, the Fund adopted a Distribution and Service Plan for Class B shares pursuant to Rule 12b-1 of the Investment Company Act, in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual net assets as an asset-based sales charge. The Manager, as the sole initial shareholder of the Fund's Class B shares, approved this Distribution and Service Plan for the Class B shares of the Fund. At a meeting held March 16, 1995, the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreements ("Independent Trustees"), approved the Distribution and Service Plan dated August 29,1995 and determined to recommend it for approval by all shareholders.

At a meeting held October 10, 1996, the Fund's Board of Trustees, including a majority of the Independent Trustees, approved a new Distribution and Service Plan for Class B shares with non-material changes from the August 29, 1995 Distribution and Service Plan. A copy of this new Distribution and Service Plan for Class B shares dated February 20, 1997 (the "Distribution and Service Plan") is attached as Exhibit C to this proxy statement, and is hereby submitted to Class B shareholders for approval.

Description of the Distribution and Service Plan. Under the Distribution and Service Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum of Class B shares outstanding for six years or less, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B shares of the Fund.

The Distribution and Service Plan provides for payments for two different distribution-related functions. The Distributor pays certain brokers, dealers, banks or other institutions ("Recipients") a service fee of 0.25% for personal services to Class B shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Distribution and Service Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The Distribution and Service Plan also provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class B shares. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients, (iii) obtaining financing or providing such financing from its own resources or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class B shares, and (iv) paying certain other distribution-related expenses. The other distribution assistance in connection with the sale of Class B shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, processing Class B share purchase and redemption transactions, and providing such other information in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund. The Distributor and the Fund anticipate that it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor under the Distribution and Service Plan, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed before the end of six years of their purchase, as described in the Fund's prospectus.

The Distribution and Service Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the asset-based sales charge and service fee could be continued by the Board after termination.

The Distribution and Service Plan has the effect of increasing annual expenses of Class B shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the current Class B Plan for the fiscal period ended September 30, 1996 totalled $26,446 (1.0% of the Fund's average net assets represented by Class B shares during that period), of which $25,989 was retained by the Distributor.

If the Class B shareholders approve this Proposal, the Distribution and Service Plan shall, unless terminated as described below, continue in effect until December 31, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution and Service Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class B shares. The Distribution and Service Plan may not be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Additional Information. The Distribution and Service Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Distribution and Service Plan, no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Distribution and Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Distribution and Service Plan by the Board of Trustees. In considering whether to recommend the Distribution and Service Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Distribution and Service Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Distribution and Service Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board concluded that it is likely that because the Distribution and Service Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class B shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Distribution and Service Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class B shareholders should benefit as the Distribution and Service Plan should help maintain Fund assets. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Distribution and Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Distribution and Service Plan is in the best interests of the Fund, and that its continuation has a reasonable likelihood of benefiting the Fund and its Class B shareholders. In its annual review of the Distribution and Service Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class B voting securities is required for approval of the Distribution and Service Plan. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plan and the Distribution and Service Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

                APPROVAL OF THE FUND'S CLASS C 12b-1 DISTRIBUTION
                         AND SERVICE PLAN AND AGREEMENT
                                (Proposal No. 5)

NOTE: This Proposal applies to Class C Shareholders only.

Class C shares were first offered to the public on December 1, 1993. At that time, the Fund adopted a Distribution and Service Plan dated December 1, 1993 for Class C shares pursuant to Rule 12b-1 of the Investment Company Act, in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual net assets as an asset-based sales charge. The Manager, as the sole initial shareholder of the Fund's Class C shares, approved this Distribution and Service Plan for Class C shares of the Fund. At a meeting held October 6, 1993, the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreements ("Independent Trustees"), approved this Distribution and Service Plan.

At a meeting of the Fund's Board of Trustees held October 10, 1996, the Manager proposed the adoption of a new Class C Distribution and Service Plan and Agreement for Class C shares (the "Distribution and Service Plan") which is recharacterized as a "compensation type plan" instead of a "reimbursement type plan." The Fund's Board of Trustees, including a majority of the Independent Trustees, approved the new Distribution and Service Plan, subject to shareholder approval, and determined to recommend it for approval by Class C shareholders. A copy of this Distribution and Service Plan dated February 20, 1997 is attached as Exhibit D to this proxy statement.

Description of the Distribution and Service Plan. Under the Distribution and Service Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class C Shares and the personal service and maintenance of accounts that hold Class C shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class C shares of the Fund.

The Distribution and Service Plan provides for payments for two different distribution related functions. The Distributor pays certain brokers, dealers, banks or other institutions ("Recipients") a service fee of 0.25% for personal services to Class C shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class C shareholder accounts may include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Distribution and Service Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class C shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class C shares held in accounts of the Recipient or its customers. The Distributor retains the service fee during the first year shares are outstanding. In the event Class C shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The Distribution and Service Plan also provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class C shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class C shares. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class C shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class C shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class C shares by Recipients, (iii) obtaining financing or providing such financing from its own resources or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class C shares, and (iv) paying certain other distribution-related expenses. The other distribution assistance in connection with the sale of Class C shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class C shareholders, processing Class C share purchase and redemption transactions, and providing such other information in connection with the distribution of Class C shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 0.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Distributor retains the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. The Distributor plans to pay the asset-based sales charge as an ongoing commission to Recipients on Class C shares that have been outstanding for a year or more. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund.

The Distribution and Service Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class C shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the asset-based sales charge and service fee could be continued by the Board after termination. The current Class C 12b-1 Plan contains a provision which would require the Fund to continue to make payments to the Distributor after a termination of the Distribution and Service Plan.

The Distribution and Service Plan has the effect of increasing annual expenses of Class C shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the current Class C Plan for the fiscal period ended September 30, 1996 were $133,941, of which $53,420 was retained by the Distributor and $6,442 was paid to an affiliate broker/dealer.

If the Class C shareholders approve this Proposal, the Distribution and Service Plan shall, unless terminated as described below, continue in effect until December 31, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution and Service Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class C shares. The Distribution and Service Plan may not be amended to increase materially the amount of payments to be made without approval by Class C shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Additional Information. The Distribution and Service Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Distribution and Service Plan, the Board may determine that no payment will be made to the Distributor or any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Distribution and Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Distribution and Service Plan by the Board of Trustees. In considering whether to recommend the Distribution and Service Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Distribution and Service Plan benefits the Fund and its Class C shareholders by providing financial incentives to financial intermediaries to attract new Class C shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Distribution and Service Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board also focused on the two principal differences in the Distribution and Service Plan and its predecessor. First, the proposed plan provides for compensating the Distributor for its distribution efforts rather than reimbursing it for its costs. While it was possible for the Fund's Class C 12b-1 payments to be reduced when limited by the Distributor's expenses (including past expenses which were not previously reimbursed, and which were, therefore, carried forward with interest) under a reimbursement-type plan, under normal circumstances this is unlikely. Therefore, adoption of this Proposal is not expected to materially increase the Fund's expenses under normal circumstances. Payments under the proposed Distribution and Service Plan still remain subject to limits imposed on asset-based sales charges by the NASD. The Board also noted that investors who purchase Class C shares are subject to an asset-based sales charge of 0.75% per annum regardless of the Distributor's actual distribution expenses.

A second difference in the Distribution and Service Plan over its predecessor is that the proposed Plan expressly provides that distribution and administrative support services may be rendered in connection with Class C shares acquired either in exchange for shares of other Oppenheimer funds or by reorganization with another fund. The Board determined that although these changes are less likely to have significance under a compensation-type Plan, it should have the flexibility to approve reorganizations among funds without concern that the transaction would affect payments to the Distributor for its distribution efforts. The Board also noted that investors who purchase Class C shares of the Fund reasonably expect that they will be paying an asset-based sales charge of 0.75% per annum regardless of share exchanges or the occurrence of reorganizations to which their Fund is a party.

The Board concluded that it is likely that because the Distribution and Service Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class C shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Distribution and Service Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class C shareholders should benefit as the Distribution and Service Plan should help maintain Fund assets. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Distribution and Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Distribution and Service Plan is in the best interests of the Fund, and that its continuation has a reasonable likelihood of benefiting the Fund and its Class C shareholders. In its annual review of the Distribution and Service Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class C voting securities is required for approval of the Distribution and Service Plan. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plan and the Distribution and Service Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

                        RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                                 OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees,


Andrew J. Donohue, Secretary
December 31, 1996






proxy\240'97.def

                                                                       Exhibit A



                          INVESTMENT ADVISORY AGREEMENT


AGREEMENT made as of the 27th day of June, 1994, by and between OPPENHEIMER ASSET ALLOCATION FUND (the "Fund"), and OPPENHEIMER MANAGEMENT CORPORATION ("OMC").

WHEREAS, the Fund is an open-end, diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "Investment Company Act"), and OMC is a registered investment adviser;

NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  and  covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1.     General Provision.

     a. The Fund hereby employs OMC and OMC hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. OMC shall, in all matters, give to the Fund and its Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Fund to conform to: (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time; (iv) policies and determinations of the Board of Trustees of the Fund; (v) the fundamental policies and investment restrictions of the Fund as reflected in the Fund's registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund's shareholders; and (vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time. The appropriate officers and employees of OMC shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund, including the valuation of any of the Fund's portfolio securities which are either not registered for public sale or not traded on any securities market.

     b. OMC shall not be liable for any loss sustained by the Fund in connection with any matters to which this Agreement relates, except a loss resulting by reason of OMC's willful misfeasance, bad faith or gross negligence in the performance of its duties; or by reason of its reckless disregard of its obligations and duties under this Agreement.

2.     Investment Management.

     a. OMC shall,  subject to the  direction and control by the Fund's Board of
Trustees: (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph "8" hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

     b. Provided that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph "8" hereof, OMC may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

3.     Acting as Adviser for Others.

     Nothing in this Agreement shall prevent OMC or any officer thereof from acting as investment adviser for any other person, firm or corporation and shall not in any way limit or restrict OMC or any of its directors, officers, or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OMC of its duties and obligations under this Agreement.

4.     Other Duties of OMC.

     OMC shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to its operations for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders and the composition of such registration statements as may be required by federal and state securities laws for continuous public sale of shares of the Fund. OMC shall, at its own cost and expense, also provide the Fund with adequate office space, facilities and equipment.

5.     Allocation of Expenses.

     All other costs and expenses not expressly assumed by OMC under this Agreement, or to be paid by the General Distributor of the shares of the Fund, shall be paid by the Fund, including, but not limited to: (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to its operations; (iv) the fees and expenses of its Trustees; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares;
(viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under federal and state securities laws of shares of the Fund for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund;
(xi) except as noted above, all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation, affecting the Fund and any obligation which the Fund may have to indemnify its officers and Trustees with respect thereto. Any officers or employees of OMC or any entity controlling, controlled by or under common control with OMC, who may also serve as officers, Trustees or employees of the Fund shall not receive any compensation by the Fund for their services.

6.     Compensation of OMC.

     The Trust agrees to pay OMC and OMC agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the aggregate net assets of the Fund as of the close of each business day and payable monthly at the following annual rates:

              0.75% of the first $200 million of aggregate net assets; 0.72% of the next $200 million of aggregate net assets; 0.69% of the next $200 million of aggregate net assets; 0.66% of the next $200 million of aggregate net assets; and 0.60% of aggregate net assets over $800 million.

7.     Use of Name "Oppenheimer."

     OMC hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Oppenheimer" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. Such license may, upon termination of this Agreement, be terminated by OMC, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" in the name of the Fund or otherwise. The name "Oppenheimer" may be used or licensed by OMC in connection any of its activities or licensed by OMC to any other party.

8.     Portfolio Transactions and Brokerage.

     a. OMC is authorized, in arranging the Fund's portfolio transactions, to employ or deal with such members of securities or commodities exchanges, brokers or dealers including "affiliated" broker-dealers (as that term is defined in the Investment Company Act) (hereinafter "broker-dealers"), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions as well as to obtain, consistent with the provisions of subparagraph "(c)" of this paragraph "8," the benefit of such investment information or research as may be of significant assistance to the performance by OMC of its investment management functions.

     b. OMC shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OMC on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker- dealer for particular and related transactions of the Fund.

     c. OMC shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund's portfolio transactions to broker-dealers, other than affiliated broker-dealers, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which OMC and its affiliates exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OMC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of OMC and its investment advisory affiliates with respect to the accounts as to which they exercise investment discretion. In reaching such determination, OMC will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OMC shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Fund's Trustees were reasonable in relation to the benefits to the Fund.

     d. OMC shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting the Fund's portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of the Fund's Board of Trustees and the provisions of this paragraph "8".

     e. The Fund recognizes that an affiliated broker (i) may act as one of the Fund's regular brokers so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

     f. Subject to the foregoing provisions of this paragraph "8," OMC may also consider sales of Fund shares and shares of other investment companies managed by OMC or its affiliates as a factor in the selection of broker-dealers for the Fund's portfolio transactions.

9.     Duration.

     This Agreement will take effect on the date first set forth above, and replaces the Fund's Investment Advisory Agreement dated October 22, 1990. This Agreement will continue in effect until December 31, 1994, and thereafter, from year to year, so long as such continuance shall be approved at least annually in the manner contemplated by Section 15 of the Investment Company Act.

10.    Termination.

     This Agreement may be terminated: (i) by OMC at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to OMC (which notice may be waived by OMC) provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Trustees of the Fund then in office or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund.

11.    Assignment or Amendment.

     This Agreement may not be amended or the rights of OMC hereunder sold, transferred, pledged or otherwise in any manner encumbered without the affirmative vote or written consent of the holders of the majority of the outstanding voting securities of the Fund; this Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

12.    Disclaimer of Shareholder Liability.

     OMC understands and agrees that the obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and its property. OMC represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder liability for acts or obligations of the Fund.

13.    Definitions.

     The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the Investment Company Act.


                        OPPENHEIMER ASSET ALLOCATION FUND


                        By: /s/ Andrew J. Donohue
                            --------------------------------------------
                            Andrew J. Donohue, Secretary


                       OPPENHEIMER MANAGEMENT CORPORATION


                       By: /s/ Mitchell J. Lindauer
                           --------------------------------------------
                           Mitchell J. Lindauer, Vice President



advisory\240

                                                                      Exhibit B


                                            Approximate
                                            Net Assets as
                                            of 9/30/96            Advisory Fee Rate as % of
Name of Fund                                ($ Millions)          Average Annual Net Assets
------------                                ------------          -------------------------
Oppenheimer Total Return                    $2,468                .75% of the first $100 million of average
  Fund, Inc.                                                      annual net assets,
                                                                  .70% of the next $100 million,
Oppenheimer Equity Income                   $2,449                .65% of the next $100 million,
    Fund                                                          .60% of the next $100 million,
                                                                  .55% of the next $100 million, and
                                                                  .50% of average annual net assets in excess
                                                                  of $500 million

Oppenheimer Main Street                     $6,197                .65% of the first $200 million of average
  Income & Growth Fund,                                           annual net assets,
  a series of Oppenheimer                                         .60% of the next $150 million,
  Main Street Funds, Inc.                                         .55% of the next $150 million, and
                                                                  .45% of average annual net assets in excess
                                                                  of $500 million

Oppenheimer Growth                          $32                   .72% of the first $200 million of average
  & Income Fund, a                                                annual net assets,
  series of Oppenheimer                                           .75% of the next $200 million,
  Variable Account Funds                                          .69% of the next $200 million,
                                                                  .66% of the next $200 million, and
Oppenheimer Multiple                        $452                  .60% of average annual net assets in excess
  Strategies Fund, a series of                                    of $800 million
  Oppenheimer Variable
  Account Funds

                                                                      Exhibit C



                   DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                      WITH

                       OPPENHEIMERFUNDS DISTRIBUTOR, INC.

                              FOR CLASS B SHARES OF

                        OPPENHEIMER ASSET ALLOCATION FUND


DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the 20th day of February, 1997, by and between Oppenheimer Asset Allocation Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any applicable amendment or successor to such rule (the "NASD Conduct Rules"), and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

     2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

     3.  Payments  for  Distribution   Assistance  and  Administrative   Support
Services.

     (a) The Fund will make payments to the Distributor,  (i) within  forty-five
(45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.

     The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons "Advance Service Fee Payments" (as defined below) in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses, other than those furnished to current holders of the Fund's shares ("Shareholders"), and state "blue sky" registration expenses; and (v) any service rendered by the Distributor that a Recipient may render as described below in this Section 3(a). Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (1) by purchase, (2) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (3) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

     The distribution assistance in connection with the sale of Shares to be rendered by the Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

     It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to each Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

     Alternatively, the Distributor may, at its sole option, make the following service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter: (i) at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers ("Advance Service Fee Payments"), plus (ii) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the aggregate service fee payment and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Rule 2830 of the NASD Conduct Rules. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

     The Advance Service Fee Payments described in part (i) of the prior paragraph of this section 3(b) may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, that may be set from time to time by a majority of the Independent Trustees.

     (c) A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Maximum Holding Period, the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor or to the Distributor if such affiliated person and/or the Distributor qualifies as a Recipient.

     (d) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Rule 2830 of the NASD Conduct Rules.

     (e) Under the Plan, payments may be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

     (f) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid by the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this Section 3.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Fund who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days' written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on October 10, 1996, for the purpose of voting on this Plan, and shall take effect as of the date first set forth above, at which time it should replace the Fund's Distribution and Service Plan for the shares dated August 29, 1995. Unless terminated as hereinafter provided, it shall continue in effect until December 31, 1997 and from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made, without approval of the Class B Shareholders in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                        Oppenheimer Asset Allocation Fund



                        By:__________________________________
                           Robert G. Zack, Assistant Secretary


                        OppenheimerFunds Distributor, Inc.



                        By:__________________________________
                           Katherine P. Feld, Vice President
                             & Secretary






ofmi\240b.f97

                                                                      Exhibit D

                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                      WITH

                       OPPENHEIMERFUNDS DISTRIBUTOR, INC.

                             FOR CLASS C SHARES OF

                       OPPENHEIMER ASSET ALLOCATION FUND


DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the 20th day of February, 1997, by and between Oppenheimer Asset Allocation Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class C shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any applicable amendment or successor to such rule (the "NASD Conduct Rules"), and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

     2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such brokerage or other customers, or investment advisory or other clients of such Recipient and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

     3.  Payments  for  Distribution   Assistance  and  Administrative   Support
Services.

     (a) The Fund will make payments to the Distributor,  (i) within  forty-five
(45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.

     The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons "Advance Service Fee Payments" (as defined below) in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current holders of the Fund's shares ("Shareholders")) and state "blue sky" registration expenses; and (v) any service rendered by the Distributor that a Recipient may render as described below in this Section 3(a). Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (1) by purchase, (2) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (3) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

     The distribution assistance in connection with the sale of Shares to be rendered by the Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

     It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

     (b) (i) Service Fee. The Distributor shall make service fee payments to each Recipient quarterly, within forty-five (45) days of the end of each calendar quarter at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

     Alternatively, the Distributor may, at its sole option, make the following service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter: (i) at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers ("Advance Service Fee Payments"), plus (ii) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the aggregate service fee payments and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Rule 2830 of the NASD Conduct Rules.

     The Advance Service Fee Payments described in part (i) of the prior paragraph may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

     (ii) Asset-Based Sales Charge Payments. Irrespective of whichever alternative method of service fee payments is selected by the Distributor, in addition the Distributor shall make asset-based sales charge payments to each Recipient quarterly, within forty-five (45) days after the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of shares computed as of the close of each business day constituting "Qualified Holdings" owned beneficially or of record by the Recipient or its Customers for a period of more than one (1) year. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, that may be set from time to time by a majority of the Independent Trustees.

     (c) A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor or to the Distributor if such affiliated person and/or the Distributor qualifies as a Recipient.

     (d) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Rule 2830 of the NASD Conduct Rules.

     (e) Under the Plan, payments may be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

     (f) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid by the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this Section 3.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Fund who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made, and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days' written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on October 10, 1996 for the purpose of voting on this Plan, and shall take effect as of the date first set forth above, at which time it should replace the Fund's Distribution and Service Plan for the shares dated December 1, 1993. Unless terminated as hereinafter provided, it shall continue in effect until December 31, 1997 and from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made, without approval of the Class C Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                                    Oppenheimer Asset Allocation Fund



                                    By:________________________________________
                                       Robert G. Zack, Assistant Secretary


                                    OppenheimerFunds  Distributor, Inc.



                                    By:________________________________________
                                           Katherine P. Feld
                                           Vice President and Secretary






ofmi\240c.f97